Exhibit 10.26
AMENDMENT NO. THREE
FERGUSON ENTERPRISES, INC.
EXECUTIVE RETIREMENT PLAN II
THIS AMENDMENT NO. THREE is made effective as of the 1st day of January, 2013, by FERGUSON ENTERPRISES, INC. (the “Corporation”), a Virginia corporation.
WHEREAS, initially effective January 1, 2005, the Corporation adopted the Ferguson Enterprises, Inc. Executive Retirement Plan II ( “FERP II”); and
WHEREAS, pursuant to Section 9.3 of FERP II, the Corporation reserved the right to amend the plan and now desires to do so, effective January 1, 2013.
NOW, THEREFORE, the Corporation hereby amends FERP II, effective January 1, 2013, as follows:
1.Section 1.34(d) (“Nonresident Alien Employees”) is deleted in its entirety.
2.Section 1.34(e) is re-designated as Section 1.34(d).
3.In all other respects, FERP II as originally adopted is hereby ratified and affirmed.
IN WITNESS WHEREOF, the Corporation, by its duly authorized officer, has caused this Amendment No. Three to be executed as of the day and year first above written.
FERGUSON ENTERPRISES, INC.
By: /s/ Terry E. Hall
Terry E. Hall, Senior Vice President